                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K/A

                                   CURRENT REPORT

                   (Amendment No. 2 to Current Report on Form 8-K
                               filed August 4, 1997)

                           Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  August 1, 1997


                          PINNACLE FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in its charter)


                Michigan                0-17937             38-2671129
            (State or other      (Commission File No.)     (IRS Employer
            jurisdiction of                               Identification No.)
            incorporation)


                   830 Pleasant Street, St. Joseph, Michigan 49085
                (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (616) 983-6311


                                   Not Applicable
            (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The following financial statements of Indiana Federal Corporation are attached as Exhibit 99.a:

Report of Ernst & Young LLP, Independent Auditors

Consolidated Statements of Condition of Indiana Federal Corporation and Subsidiaries as of December 31, 1996 and 1995

Consolidated Statements of Income of Indiana Federal Corporation and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

Consolidated Statements of Shareholders' Equity of Indiana Federal Corporation and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

Consolidated Statements of Cash Flows of Indiana Federal Corporation and Subsidiaries for the years ended December 31, 1996, 1995 and 1994

Notes to Consolidated Financial Statements of Indiana Federal Corporation and Subsidiaries

The following financial statements of Indiana Federal Corporation are attached as Exhibit 99.b:

Condensed Consolidated Statements of Financial Condition (unaudited) of Indiana Federal Corporation and Subsidiaries as of March 31, 1997 and December 31, 1996

Condensed Consolidated Statements of Income (unaudited) of Indiana Federal Corporation and Subsidiaries for the three months ended March 31, 1997 and 1996

Consolidated Statements of Cash Flows (unaudited) of Indiana Federal Corporation and Subsidiaries for the three months ended March 31, 1997 and 1996

Notes to Condensed Consolidated Financial Statements (unaudited) of Indiana Federal Corporation and Subsidiaries

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The following financial statements of CB Bancorp, Inc. are attached as
Exhibit 99.c:

Report of Crowe, Chizek and Company LLP, Independent Auditors

Consolidated Balance Sheets of CB Bancorp, Inc. and Subsidiary as of March 31, 1997 and 1996

Consolidated Statements of Income of CB Bancorp, Inc. and Subsidiary for the years ended March 31, 1997, 1996 and 1995

Consolidated Statements of Changes in Shareholders' Equity of CB Bancorp, Inc. and Subsidiary for the years ended March 31, 1997, 1996 and 1995

Consolidated Statements of Cash Flows of CB Bancorp, Inc. and Subsidiary for the years ended March 31, 1997, 1996 and 1995

Notes to Consolidated Financial Statements of CB Bancorp, Inc. and Subsidiary

     (b) PRO FORMA FINANCIAL INFORMATION.

The following unaudited Pro Forma combined financial statements are attached as
Exhibit 99.d:

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statements of Income for the three months ended March 31, 1997

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statements of Income for the three months ended March 31, 1996

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1996

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1995

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1994

Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Balance Sheet at March 31, 1997

Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the three months ended March 31, 1997

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the three months ended March 31, 1996

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1996

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1995

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1994

Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Balance Sheet at March 31, 1997

Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income for the three months ended March 31, 1997

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income for the three months ended March 31, 1996

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1996

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1995

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statements of Income for the year ended December 31, 1994

Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Balance Sheet at March 31, 1997

Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements

     (c)  EXHIBITS.

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

         Item 601
      Regulation S-K
     Exhibit Reference
         Number          Exhibit Description
     -----------------   -------------------

          (2)(a)         Agreement and Plan of Merger dated as of November 14, 1996, by and between Pinnacle Financial Services, Inc. and Indiana
                         Federal Corporation (without exhibits) (incorporated by
                         reference to Exhibit (2)(a)/(10)(a) of the Registration
                         Statement on Form S-4 of Pinnacle Financial Services, Inc.
                         (registration no. 333-19729)).

          (2)(b)         First Amendment to Agreement and Plan of Merger dated as of
                         February 27, 1997, by and between Pinnacle Financial
                         Services, Inc. and Indiana Federal Corporation (incorporated by reference to Exhibit (10)(b) of the Annual Report on Form
                         10-K of Pinnacle Financial Services, Inc. for the year ended
                         December 31, 1996 (Commission file no. 0-17937)).

          (2)(c)         Agreement and Plan of Merger dated as of March 1, 1997, by and between Pinnacle Financial Services, Inc. and CB
                         Bancorp, Inc. (incorporated by reference to Exhibit (10)(w) of the Annual Report on Form 10-K of Pinnacle Financial
                         Services, Inc. for the year ended December 31, 1996
                         (Commission file no. 0-17937)).

          (4)(a)         Restated Articles of Incorporation of Pinnacle Financial
                         Services, Inc. as filed with the Department of Commerce of the State of Michigan on December 6, 1996 (incorporated by reference to Exhibit (3)(a)/(4)(a) of the Registration Statement
                         on Form S-4 of Pinnacle Financial Services, Inc.
                         (registration no. 333-19729)).

          (4)(b)         By-Laws of Pinnacle Financial Services, Inc. (incorporated by reference to Exhibit (3)(b)/(4)(b) of the Registration
                         Statement on Form S-2 of Pinnacle Financial Services, Inc.
                         (registration no. 33-95974)).

         Item 601
      Regulation S-K
     Exhibit Reference
         Number          Exhibit Description
     -----------------   -------------------

          (4)(c)         Specimen certificate for Pinnacle Financial Services, Inc.
                         Common Stock (incorporated by reference to Exhibit (4)(c) of the Registration Statement on Form S-2 of Pinnacle Financial
                         Services, Inc. (registration no. 33-95974)).

         (23)(a)         Consent of Ernst & Young LLP*

         (23)(b)         Consent of Crowe, Chizek and Company LLP*

         (99) Registrant's press release dated August 4, 1997 regarding the merger of Indiana Federal Corporation, a Delaware corporation, with and into Registrant, and the merger of CB Bancorp, Inc., a Delaware corporation, with and into Registrant. (incorporated by reference to Exhibit
                         (99) of the Current Report on Form 8-K of Pinnacle Financial Services Inc. dated August 1, 1997
                         (Commission file no 0-17937)).

         (99)(a)         Financial Statements of Indiana Federal Corporation*

         (99)(b)         Unaudited Financial Statements of Indiana Federal
                         Corporation*

         (99)(c)         Financial Statements of CB Bancorp, Inc.*

         (99)(d)         Unaudited Pro Forma Combined Financial Statements*

--------------
 * Filed herewith

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PINNACLE FINANCIAL SERVICES, INC.



Date: January 7, 1998         By:  /s/ David W. Kolhagen
                                   ---------------------------------------
                                       David W. Kolhagen
                                       Senior Vice President and Treasurer